SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Johnson Worldwide Associates, Inc.
                (Name of Registrant as Specified in its Charter)

                          -----------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                                [GRAPHIC OMITTED]


                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                                1326 WILLOW ROAD
                           STURTEVANT, WISCONSIN 53177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 2000


To the Shareholders of

         JOHNSON WORLDWIDE ASSOCIATES, INC.

The Annual Meeting of Shareholders of Johnson Worldwide Associates, Inc. will be held on Thursday, February 17, 2000 at 10:00 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, for the following purposes:

     1.   To elect 6 directors to serve for the ensuing year.

     2. To consider and act upon a proposed amendment to the Company's Articles of Incorporation to change the name of the Company from Johnson Worldwide Associates, Inc. to Johnson Outdoors Inc.

     3. To consider and act upon a proposal to the approve the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan.

     4. To consider and act upon a proposed amendment to the Johnson Worldwide Associates, Inc. 1987 Employees' Stock Purchase Plan to exclude participation by certain highly compensated employees.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on Monday, December 13, 1999 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return promptly the proxy card for Class A common stock and/or the proxy card for Class B common stock in the return envelope provided in order to be sure that your shares will be voted at the Annual Meeting.

                                            By Order of the Board of Directors




                                            Carl G. Schmidt
                                            Senior Vice President and Chief
                                              Financial Officer,
                                            Secretary and Treasurer
Sturtevant, Wisconsin
January 14, 2000

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                                1326 Willow Road
                           Sturtevant, Wisconsin 53177

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                          To Be Held February 17, 2000

This Proxy Statement, which is first being mailed to shareholders on or about January 14, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Worldwide Associates, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, February 17, 2000 at 10:00 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, and at any adjournment or postponement thereof ("Annual Meeting").

Shareholders who execute proxies may revoke them at any time before they are voted by written notice addressed to the Secretary at the Company's address shown above, or by giving notice in open meeting. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the Annual Meeting. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 13, 1999. On the record date, the Company had outstanding and entitled to vote 6,910,709 shares of Class A common stock and 1,222,729 shares of Class B common stock. Holders of Class A common stock are entitled to one vote per share for directors designated to be elected by holders of Class A common stock and for other matters. Holders of Class B common stock are entitled to one vote per share for directors designated to be elected by holders of Class B common stock and ten votes per share for other matters.


                              ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company's Articles of Incorporation provide that holders of Class A common stock have the right to elect 25% of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will elect two directors and holders of Class B common stock will elect four directors. Glenn N. Rupp and Terry E. London (the "Class A Directors") are the nominees designated to be voted on by the holders of Class A common stock, and Samuel C. Johnson, Helen P. Johnson-Leipold, Thomas F. Pyle, Jr. and Gregory E. Lawton (the "Class B Directors") are the nominees designated to be voted on by the holders of Class B common stock.

Proxies received from holders of Class A common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class A common stock and proxies received from holders of Class B common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class B common stock. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, any shares not voted on this matter (whether by abstention, broker non-vote or otherwise) will have no effect on the election of directors, except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                                                                                                       Director
Name                           Age    Business Experience During Last Five Years                         Since

Samuel C. Johnson               71    Chairman of the Board of the Company  from  January  1994 to       1970
                                      March  1999.   Chairman  and  until  1988,  Chief  Executive
                                      Officer  of S.  C.  Johnson  & Son,  Inc.  (manufacturer  of
                                      household   maintenance  and  industrial   products)  (SCJ).
                                      Director  of Mobil  Corporation,  H. J.  Heinz  Company  and
                                      Deere &  Company.  Mr.  Johnson  is the  father  of Helen P.
                                      Johnson-Leipold.

Thomas F. Pyle, Jr.             58    Vice  Chairman  of the Board of the  Company  since  October       1987
                                      1997.  Chairman  of The  Pyle  Group  since  September  1996
                                      (financial  services and investments).  Chairman,  President
                                      and  Chief   Executive   Officer  of   Rayovac   Corporation
                                      (manufacturer of batteries and lighting  products) from 1982
                                      until  September  1996.   Director  of  Kewaunee  Scientific
                                      Corporation and Sub Zero Corporation.

Helen P. Johnson-Leipold        42    Chairman and Chief  Executive  Officer of the Company  since       1994
                                      March   1999.    Vice    President,    Worldwide    Consumer
                                      Products-Marketing  of SCJ  from  September  1998  to  March
                                      1999.  Vice  President,  Personal and Home Care  Products of
                                      SCJ from  October  1997 to September  1998.  Executive  Vice
                                      President - North  American  Businesses  of the Company from
                                      October  1995  until July 1997.  Vice  President  - Consumer
                                      Marketing  Services  Worldwide of SCJ from 1992 to September
                                      1995.  Ms.  Johnson-Leipold  is the  daughter  of  Samuel C.
                                      Johnson.

Gregory E. Lawton               48    President of Johnson Wax  Professional  since  January 1999.       1997
                                      President  and  Chief  Executive  Officer  of  NuTone,  Inc.
                                      (manufacturer  of  ventilation  fans,  intercom  systems and other  home  products)  from  July  1994  to  January  1999.
                                      Director of General Cable Corporation.

                                       2

Glenn N. Rupp                   55    Chairman  and  Chief  Executive  Officer  of  Converse  Inc.       1997
                                      (manufacturer   and   marketer  of   athletic   and  leisure
                                      footwear)  since  April  1996.  Acting  Chairman of McKenzie
                                      Sports  Products  Inc.  from  August  1994  to  April  1996.
                                      Director of Consolidated Papers, Inc.

Terry E. London                 50    President  and Chief  Executive  Officer  and a Director  of       1999
                                      Gaylord  Entertainment Company (hospitality and attractions, creative content and interactive  media) (Gaylord) since May
                                      1997.  Executive Vice President and Chief Operating  Officer
                                      of  Gaylord  from  March  1997  to  May  1997.  Senior  Vice
                                      President and Chief Financial and Administrative  Officer of
                                      Gaylord from September 1993 to March 1997.



Committees

The Board of Directors has standing Executive, Audit, Compensation and Stock Committees and does not have a nominating committee.

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and, subject to certain limitations, has the power to exercise fully the powers of the Board of Directors. Present members of the Executive Committee are Messrs. Johnson (Chairman) and Pyle and Ms. Johnson-Leipold.

The Audit Committee presently consists of Messrs. Rupp (Chairman) and Pyle. The Audit Committee annually recommends to the Board of Directors independent public accountants to act as auditors for the Company, reviews with the auditors in advance the scope of the annual audit, reviews with the auditors and management, from time to time, the Company's accounting principles, policies and practices and reviews with the auditors annually the results of their audit.

The Compensation Committee presently consists of Messrs. Pyle (Chairman), Lawton and Rupp. The Compensation Committee determines all compensation and benefits, except for equity-based compensation, of the executive officers and key employees of the Company.

The Stock Committee presently consists of Messrs. Pyle (Chairman) and Rupp. The Stock Committee determines all equity-based compensation for executive officers and key employees of the Company. The Stock Committee administers the Johnson Worldwide Associates, Inc. Amended and Restated 1986 Stock Option Plan, the Johnson Worldwide Associates, Inc. 1987 Employees' Stock Purchase Plan and the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan.

Committee assignments will be reviewed at the meeting of the Board of Directors to be held January 26, 2000.

Meetings and Attendance

During the year ended October 1, 1999, there were five meetings of the Board of Directors, two meetings of the Audit Committee, five meetings of the Compensation Committee, no meetings of the Stock Committee (all actions were taken by unanimous written consent) and no meetings of the Executive Committee. All directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which they serve.


Compensation of Directors

Retainer and Fees. Each director who is not an employee of the Company ("non-employee director") is entitled to receive an annual retainer of $15,000 and $1,000 for each meeting of the Board of Directors and each committee meeting attended. The Vice Chairman of the Board receives an additional annual retainer of $35,000. Non-employee directors are also entitled to receive an annual retainer for serving on committees of the Board of Directors as follows: the Chairman of each committee receives $3,500 and the other members each receive $1,000.

Stock-Based Plans. The Company maintains the Johnson Worldwide Associates, Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan"), which was approved by shareholders on January 27, 1994. The 1994 Director Plan provides for up to 100,000 shares of Class A common stock to be issued to non-employee directors in the following forms:

         Stock Options. Upon first being elected or appointed as a director of the Company during the existence of the 1994 Director Plan, a non-employee director automatically receives an option to purchase 5,000 shares of Class A common stock. The exercise price for such options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant.

         Restricted Stock Awards. In addition, each non-employee director of the Company automatically receives 500 shares of Class A common stock on the first business day after the Company's annual meeting of shareholders in each year during the existence of the 1994 Director Plan. Shares of Class A common stock granted to non-employee directors will not be eligible to be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

On January 27, 1999, 500 shares of restricted stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton and Rupp and Ms. Johnson-Leipold).


                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information at November 1, 1999 regarding the beneficial ownership of each class of the Company's common stock by each director, each person known by the Company to own beneficially more than 5% of either class of the Company's common stock, each executive officer named in the Summary Compensation Table set forth below, and all directors and executive officers as a group based upon information furnished by such persons. Except as indicated in the footnotes, the persons listed have sole voting and investment power over the shares beneficially owned.


                                           Class A Common Stock(1)                 Class B Common Stock(1)
                                    -------------------------------------- -----------------------------------------
                                                          Percentage of                        Percentage of Class
                                     Number of Shares         Class             Number of        Outstanding
Name and Address                                           Outstanding           Shares
----------------------------------- -------------------- ----------------- -----------------------------------------

Samuel C. Johnson                      2,595,762 (2)(3)         37.6%         1,062,330 (2)(4)         86.9%
  4041 North Main Street
  Racine, Wisconsin 53402

Imogene P. Johnson                        33,493 (4)             *            1,037,330 (4)            84.8
  4041 North Main Street
  Racine, Wisconsin 53402

JWA Consolidated, Inc.                   114,464 (5)             1.7          1,037,330 (4)            84.8
  4041 North Main Street
  Racine, Wisconsin 53402

Johnson Trust Co.                        366,796 (6)             5.3            142,616 (6)            11.7
  4041 North Main Street
  Racine, Wisconsin 53402

Helen P. Johnson-Leipold                 281,897 (5)(7)(8)       4.1          1,056,722 (4)(6)(8)      86.4
  4041 North Main Street
  Racine, Wisconsin 53402

Royce & Associates, Inc.                 640,320 (9)             9.32 (9)             -                  -
  1414 Avenue of the Americas
  New York, NY 10019

Dimensional Fund Advisors Inc.           549,500 (10)            8.0  (10)            -                  -
  1299 Ocean Avenue
  Santa Monica, CA 90401

Carl G. Schmidt                           83,758 (11)            1.2                  -                  -

Mamdouh Ashour                            52,600 (12)            *                    -                  -

Thomas F. Pyle, Jr.                       22,374 (13)            *                    -                  -

Gregory E. Lawton                          6,000 (14)            *                    -                  -

Glenn N. Rupp                              6,000 (14)            *                    -                  -

Patrick J. O'Brien                         3,344 (15)            *                    -                  -

Terry E. London                                --                *                    -                  -

R. C. Whitaker                                 --                *                    -                  -

All directors and executive            3,051,735 (4)(5)(6)      43.2          1,081,722 (2)(4)         88.5
officers as a group (8 persons) (17)             (8)(16)                                (6)(8)


-----------------------------------

* The amount shown is less than 1% of the outstanding shares of such class.


                                       5

(1) Shares of Class B common stock ("Class B Shares") are convertible on a share-for-share basis into shares of Class A common stock ("Class A
        Shares") at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B
        Shares,  the Class A Shares reported in the table do not include Class A
        Shares which may be acquired upon the conversion of Class B Shares.

(2)     Shares  reported  by Mr.  Johnson  include  98,000  Class A  Shares  and
        1,037,330 Class B Shares over which Mr. Johnson may be deemed to share voting power and investment power. The 98,000 Class A Shares are held of record by a corporation controlled by Mr. Johnson through various trusts. The 1,037,330 Class B Shares are held of record by the Johnson
        Worldwide  Associates,  Inc.  Class B Common Stock Voting Trust ("Voting
        Trust") of which certain trusts of which Mr. Johnson serves as sole trustee are Voting Trust unit holders. Mr. Johnson owns 2,221,627 Class
        A Shares and 47,046 Class B Shares as sole trustee of a trust for his benefit and reports beneficial ownership of the remaining Class A Shares and Class B Shares indirectly as the sole trustee of a trust for the benefit of Mr. Johnson, members of his family or related entities (the
        "Johnson Family"), as the sole trustee of a shareholder of certain corporations, or pursuant to options to acquire Class A Shares. Not included in the number of Class A Shares or Class B Shares beneficially owned by Mr. Johnson are Class A Shares or Class B Shares held by Mr.
        Johnson's wife, Imogene P. Johnson,  by family partnerships of which Mr.
        Johnson is not a general partner, or does not directly or indirectly control a general partner, by corporations in which all of the common stock is beneficially owned by Mr. Johnson's adult children or by Johnson Trust Company, Inc. ("JT"), except as otherwise noted.

(3) Includes options to acquire 6,693 Class A Shares, which options are exercisable within 60 days.

(4) Shares reported by Mrs. Johnson include 1,037,330 Class B Shares directly held by the Voting Trust and over which Mrs. Johnson has shared voting power and shared investment power as sole trustee of the Voting
        Trust,  and all of which are also reported as beneficially  owned by Mr.
        Johnson, Ms. Johnson-Leipold and JWA Consolidated, Inc. as Voting Trust unit holders. Mrs. Johnson reports the remaining shares as personally owned.

(5) The 114,464 Class A Shares are also reported as beneficially owned by Ms. Johnson-Leipold as sole trustee of the Samuel C. Johnson Family
        Trust, which controls JWA Consolidated, Inc.

(6)     Includes  317,280 Class A Shares and 75,992 Class B Shares over which JT has shared  voting power and shared  investment  power,  of which 19,392
        Class  B  Shares  are  also  reported  as  beneficially   owned  by  Ms.
        Johnson-Leipold.  JT reports beneficial  ownership of the Class A Shares and Class B Shares  reflected  in the table as sole  trustee  of various trusts principally for the benefit of members of the Johnson Family. Mr.
        Johnson is directly or indirectly the controlling shareholder of JT.

(7) Includes options to acquire 5,000 Class A Shares, which options are exercisable within 60 days and 409 shares held by the Company's 401(k)
        Retirement and Savings Plan, over which the reporting person has sole voting power.

(8)     Includes 127,024 Class A Shares and 19,392 Class B Shares over which Ms.
        Johnson-Leipold has shared voting power and shared investment power, all of which are reported as beneficially owned by JT. Ms. Johnson-Leipold beneficially owns such Class A Shares and Class B Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain


                                       6

        limited  partnerships  controlled  by   the  Johnson  Family  and  as  a
        controlling  shareholder, with trusts for the benefit of Mr. Johnson and his adult children, of certain corporations.

(9) The information is based on a report on Schedule 13G, dated February 8, 1999, filed by Royce & Associates, Inc. ("Royce") and Charles M. Royce with the Securities and Exchange Commission. Mr. Royce may be deemed to be a controlling person of Royce and as such may be deemed to beneficially own the shares held by Royce. Royce reported sole voting and sole dispositive power with respect to all of the reported shares.

(10)    The information is based on a report on Schedule 13G, dated February 12,
        1999, filed by Dimensional  Fund Advisors Inc., a registered  investment advisor  ("Dimensional")  with the Securities  and Exchange  Commission.
        Dimensional reported sole voting and sole dispositive power with respect
        to  all  of  the  reported  shares.   Dimensional  disclaims  beneficial
        ownership  of all of the  reported  shares,  which are owned by advisory clients of Dimensional.

(11) Includes options to acquire 75,333 Class A Shares, which options are exercisable within 60 days, and 725 shares held by the Company's 401(k)
        Retirement and Savings Plan, over which the reporting person has sole voting power.

(12) Includes options to acquire 46,500 Class A Shares, which options are exercisable within 60 days.

(13) Includes options to acquire 16,693 Class A Shares, which options are exercisable within 60 days.

(14) Includes options to acquire 5,000 Class A Shares, which options are exercisable within 60 days.

(15)    Includes 344 shares held by the Company's 401(k)  Retirement and Savings
        Plan, over which the reporting person has sole voting power.

(16) Includes options to acquire 160,219 Class A Shares for all officers and directors as a group, which options are exercisable within 60 days.

(17)    Excludes shares held by Mr. Whitaker who resigned as President and Chief
        Executive Officer in March 1999.


At November 1, 1999, the Johnson Family beneficially owned 3,376,869 Class A Shares, or approximately 48.8% of the outstanding Class A Shares, and 1,168,366 Class B Shares, or approximately 95.6% of the outstanding Class B Shares.


                             EXECUTIVE COMPENSATION


Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for all compensation and benefits provided to the Company's Chief Executive Officer, other executive officers and key employees, except for equity-based compensation. All equity-based compensation decisions are made by the Stock Committee of the Board of Directors, which is comprised of two members of the Compensation Committee. Set forth below is a report explaining the rationale underlying fundamental executive compensation decisions affecting the Company's executive officers, including the executive officers named in the Summary Compensation Table (the "Named Executive Officers").

Overall Compensation Philosophy

The Company's program is designed to align compensation with Company performance, business strategy, Company values and management initiatives. The Company's overall compensation objectives will provide a competitive total compensation program designed to attract and retain high quality individuals and maintain a performance oriented culture that fosters increased shareholder value. The compensation policy is:

     o Base salaries will be targeted at the competitive average, based on a review of the appropriate labor markets.

     o Incentive plans will be targeted above the competitive average with no cap on potential and will be widely used so that employees participate based on relevant Company, team and individual performance.

     o    All compensation programs will be designed to add shareholder value.

The Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals and the executive's success in meeting specific performance goals. As an executive's level of responsibility increases, a greater portion of total compensation is based on performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual's compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the executive's role and relative impact on business results.

The Compensation Committee continually monitors the operation of the Company's executive compensation program. This monitoring includes a biannual report from independent compensation consultants assessing the effectiveness of the Company's compensation program by comparing the Company's executive compensation to a group of public corporations in the recreation and sporting goods industry and certain leading manufacturing companies located in Wisconsin (the "Comparator Group"). The Comparator Group used for compensation analysis includes, but is not limited to, companies in the peer group established to compare shareholder returns. The Compensation Committee reviews the selection of companies used for this analysis and believes that these companies represent the Company's most direct competitors for executive talent.

The Compensation Committee determines the compensation of the Chief Executive Officer and sets policies for, reviews and approves the recommendations of management (subject to such adjustments as may be deemed appropriate by the Committee) with respect to the compensation awarded to other executive officers and other key employees (including the other Named Executive Officers).

The key elements of the Company's executive compensation program consist of base salary, annual bonus and long-term stock incentives. Senior executive compensation packages are increasingly weighted toward programs contingent upon the Company's performance. As a result, actual compensation levels of senior executives in any particular year may vary within the range of compensation levels of the competitive marketplace based on the Company's actual performance and its prior year's financial results. Although the Compensation Committee believes strongly in offering compensation opportunities competitive with those of comparable members in the Company's industry, the most important considerations in setting annual compensation are Company performance and individual contributions. A general description of the elements of the Company's compensation package, including the basis for the compensation awarded to the Company's Chief Executive Officer for 1999, follows.

Base Salary

Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned to be competitive with comparable positions in the Comparator Group. The Compensation Committee annually reviews each executive officer's base salary. In determining salary adjustments for executive officers, the Committee considers various factors, including the individual's performance and contribution, the average percentage pay level for similar positions and the Company's performance. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures such as improvements in product quality, manufacturing efficiency gains and the enhancement of relations with Company customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

Effective January 1, 1999, Mr. Whitaker's annualized base salary was increased from $360,000 to $375,000 to reflect the Compensation Committee's assessment of the factors listed above. Mr. Whitaker resigned as President and Chief Executive Officer in March 1999. Ms. Johnson-Leipold assumed the position of Chairman and Chief Executive Officer with an annualized base salary of $375,000 in March 1999.


Bonus Program

The Compensation Committee recognizes the importance of aligning executive compensation with the interests of the shareholders and believes that improvement in economic value provides the best measure of shareholder returns. Accordingly, the Board of Directors adopted the Johnson Worldwide Associates Economic Value Added Bonus Plan ("EVA Plan"). The EVA Plan provides for bonus awards based solely on improvements in the Economic Value Added ("EVA") of the Company. EVA(R)1 is a measure of after tax operating profit after the deduction of all costs, including the cost of the Company's capital. The EVA Plan is based on three key concepts: (1) a target bonus, (2) expected improvement in EVA, and
(3) a bonus bank. The EVA bonus eligible to be earned is equal to the sum of the target bonus plus (or minus) the improvement (or deterioration) from the targeted amount of EVA.

The Company's executive officers are included in the EVA Plan. Target bonuses ranging from 40% to 100% of an executive's base salary are established by the Compensation Committee for each executive officer at the beginning of the year. Target award opportunities are competitive with industry practices. The EVA Plan includes approximately 100 participants.

The expected improvement in EVA is used to determine the targeted level of EVA and is determined by an objective review of the past performance of the Company, taking into account the goal of achievement of a substantial improvement in EVA over a multiple year period. Such review is conducted by independent compensation consultants expert in the concepts of EVA. The annual amount of expected improvement in EVA is fixed. This approach results in the need to achieve increasingly higher EVA levels each year to maintain the same level of incentive compensation. To ensure that the EVA Plan provides strong incentives for management to annually increase shareholder value and does not reward poor performance by reducing performance standards or penalize superior performance by raising

------------------
1  EVA is a registered trademark of Stern Stewart & Co.

performance standards, the Compensation Committee allowed no recalibration of the expected EVA improvement for a period of at least three years, beginning with 1997.

The bonus eligible to be earned is credited to a bonus bank ("Bank"). The maximum amount that may be withdrawn from the Bank in any year is equal to the amount of the target bonus for that year plus one third of the balance of the Bank in excess of the target bonus. Accordingly, the balance in the Bank is "at risk." No bonus is paid when the balance in the Bank is negative. Negative Bank balances are carried forward and are offset against future bonuses earned. There is no cap on the amount of bonus that can be earned for achievement of superior levels of EVA improvement, nor is there a floor on the amount of negative bonus credited to the Bank if EVA declines. Bank balances vest only in the event of death, retirement or involuntary termination. The concept of a Bank is utilized to encourage long-term thinking with regard to the operation of the Company.

The Compensation Committee retains the final authority to approve individual bonuses and may, at its sole discretion, reduce or eliminate bonuses determined under the EVA Plan formula.

The Company's performance improved in 1999. The Company's EVA improvement was $4.5 million (a 40 basis point improvement in after-tax return on EVA capital), versus an expected improvement of $6.9 million, resulting in a bonus multiple of 65% of base salary, or $130,200, for Ms. Johnson-Leipold.


Long-Term Stock Incentives

Long-term stock incentives are designed to encourage and create significant ownership of Company stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. Another objective of long-term stock incentives is to encourage and reward executives for long-term strategic management and the enhancement of shareholder value. The Company's equity-based award practices are designed to be competitive with those offered by other recreation and sporting goods companies and other leading manufacturing companies in Wisconsin. To this end, the Stock Committee considers recommendations from the Company's independent compensation consultants in determining the level of equity-based awards. The Company currently grants two forms of long-term stock incentives: stock options and, on a more selective basis, restricted stock.

Stock Options. Under the Company's 1994 Long-Term Stock Incentive Plan and the 1986 Stock Option Plan, nonqualified stock options have been the primary form of long-term incentive compensation. Options typically are granted annually, with the size of grants varying based on several factors, including the executive's level of responsibility and past contributions to the Company as well as the practices of peer companies. Consideration is also given to a person's potential for future responsibility and promotion. The number of shares covered by grants generally reflects competitive industry practices. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant. Stock options granted in 1999 vest ratably over a three year period. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

Stock option grants in 1999 reflect the considerations discussed above. On December 16, 1998, Mr. Whitaker received options to purchase 15,000 shares at an exercise price of $9.6875 per share. In March 1999, Ms. Johnson-Leipold received options to purchase 85,000 shares at an exercise price of $8.125 per share.

Restricted Stock. The Company has a Restricted Stock Plan, which was adopted in 1986. The 1994 Long-Term Stock Incentive Plan also allows for the issuance of restricted stock. Under these plans, grants are made on a highly selective basis to executive officers. From time to time, current executives may receive grants of restricted stock to recognize corporate successes and individual contributions. The Stock Committee decides appropriate award amounts based on the circumstances of the situation (for example, in the case of a new hire, the level of the position to be filled and the qualifications of the executive sought to fill that role).

In 1999, 15,000 shares of restricted stock were awarded to Ms. Johnson-Leipold in conjunction with her employment by the Company.


Compliance with Internal Revenue Code Section 162(m)

It is anticipated that all 1999 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code and therefore the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.


Compensation Committee

Thomas F. Pyle, Jr. (Chairman)
Gregory E. Lawton
Glenn N. Rupp


Summary Compensation Information

The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Chief Executive Officer and each of the Company's executive officers.

                                                               SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                Annual Compensation                           Compensation
                                 -----------------------------------------------------  --------------------------
                                                                                                       Securities
                                                                                        Restricted     Underlying
                                                                      Other Annual        Stock           Stock        All Other
Name and Principal Position(s)       Year    Salary       Bonus(7)    Compensation(8)    Awards(9)       Options    Compensation(11)
-------------------------------- -----------------------------------------------------  --------------------------  ----------------

Helen P. Johnson-Leipold             1999   $199,000(6)   $130,200        $  --          $132,400(6)     85,000        $  25,800
Chairman and Chief                   1998         --(6)         --           --                --(6)         --               --
Executive Officer (1)                1997    142,700(6)     57,800           --            13,100        30,000 (10)       3,800


R. C. Whitaker                       1999    162,600            --           --                --        15,000 (10)     335,900
President and Chief                  1998    355,000       167,000           --                --        25,000           44,200
Executive Officer (2)                1997    323,400       206,600           --            32,700        75,000          160,900


Patrick J. O'Brien                   1999    132,600        73,700           --            24,600        97,000           16,300
President and Chief                  1998         --            --           --                --            --               --
Operating Officer (3)                1997         --            --           --                --            --               --


Carl G. Schmidt                      1999    230,300       105,400           --                --        10,000           28,700
Senior Vice President and            1998    212,300        78,400           --                --        15,000           23,700
Chief Financial Officer,             1997    190,300       108,900           --                --        25,000           16,900
Secretary and
Treasurer (4)


Mamdouh Ashour                       1999    257,500            --           --                --         7,500          192,500
Group Vice President                 1998    250,000        39,300           --                --        15,000          109,500
and President -                      1997    233,300        92,100           --                --         7,000          151,500
Worldwide Diving (5)

Footnotes to Summary Compensation Table

(1)  Ms.  Johnson-Leipold  has been Chairman and Chief  Executive  Officer since
     March 1999.  From October 1995 to July 1997,  she served as Executive  Vice
     President - North American Businesses.

(2)  Mr.  Whitaker  resigned as President and Chief  Executive  Officer in March
     1999.

(3)  Mr.  O'Brien has been  President  and Chief  Operating  Officer since April
     1999.

(4)  Mr.  Schmidt has been Senior Vice  President and Chief  Financial  Officer,
     Secretary and Treasurer since May 1995. From July 1994 to May 1995 he served as Vice President, Chief Financial Officer, Secretary and Treasurer.

(5)  Mr.  Ashour has been a Group Vice  President of the Company  since  October
     1997 and  President - Worldwide  Diving  since  August  1996.  From 1994 to
     August 1996, he served as President of Scubapro Europe.

(6) Does not include restricted stock awards or amounts paid for services as a director of the Company during the applicable year. No such awards were granted or services paid while Ms. Johnson-Leipold was an employee of the Company.

(7) The amounts in the table for the year ended October 1, 1999 consist of amounts accrued under the EVA Plan.



                                       12

(8) The amounts are less than the lesser of $50,000 or 10% of total annual salary and bonus.

(9) The amounts in the table reflect the market value on the date of grant (net of any consideration paid by the named executive officer) of restricted shares of Class A common stock awarded under the 1994 Long-Term Stock
     Incentive Plan. The number of restricted (unvested) shares held by the named executive officers and the market value of such shares (net of any consideration paid by the named executive officers) as of October 1, 1999 were as follows: Ms. Johnson-Leipold, 15,000 shares ($132,400) and Mr.
     O'Brien 3,000 shares ($24,600). Ms. Johnson-Leipold received an award of 15,000 shares of restricted stock on March 22, 1999. Mr. O'Brien received an award of 3,000 shares of restricted stock on April 12, 1999. One-third of the shares awarded to Ms. Johnson-Leipold and Mr. O'Brien vest on each successive anniversary of the date of award. Holders of restricted shares are entitled to receive dividends, if any, on such shares.

(10) Cancelled effective 30 days after resignation.

(11) The amounts in the table for the year ended October 1, 1999 consist of the following:

     (a) Amounts to be credited for qualified retirement contributions are $12,800 for Ms. Johnson-Leipold, $_________ for Mr. Whitaker, $10,600 for Mr. O'Brien, $12,800 for Mr. Schmidt and $12,800 for Mr. Ashour.

     (b)  Company matching contributions to the executives' 401(k) plan accounts
          during   the  year   ended   October   1,  1999  of  $5,000   for  Ms.
          Johnson-Leipold,  $5,000 for Mr.  Whitaker,  $3,500  for Mr.  O'Brien,
          $5,200 for Mr. Schmidt and $5,000 for Mr. Ashour.

     (c)  Company  contributions to the executives'  non-qualified plan accounts
          during   the  year   ended   October   1,  1999  of  $8,000   for  Ms.
          Johnson-Leipold,  $24,100 for Mr.  Whitaker,  $2,200 for Mr.  O'Brien,
          $10,700 for Mr. Schmidt and $10,500 for Mr. Ashour.

     (d) $164,200 paid to Mr. Ashour for expatriate cost of living and income tax allowances.

     (e) $306,800 paid to Mr. Whitaker during the fiscal year ended October 1, 1999 under his separation agreement. See "Agreements with Named
          Executive Officers."


Stock-Based Compensation

The following table provides details regarding stock options granted to the Named Executive Officers in fiscal 1999 under the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan. In addition, this table shows hypothetical gains that would exist for the respective options granted to the Named Executive Officers. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                          OPTION GRANTS IN FISCAL 1999

                                                                                        Potential Realizable Values
                        Number of                                                        at Assumed Annual Rates
                       Securities       % of Total                                      of Stock Price Appreciation
                       Underlying     Options Granted     Exercise or                        for Option Term
                         Options      to Employees in     Base Price     Expiration    -----------------------------
Name                     Granted        Fiscal Year        ($/share)        Date            5%            10%
--------------------- ---------------------------------- -------------- -------------- -----------------------------
Helen P.
 Johnson-Leipold          85,000(1)          24%             $8.125          3/9/09        $434,330    $1,100,678
R. C. Whitaker            15,000(2)           4               9.688          4/9/99              --            --
Patrick J. O'Brien        97,000(3)          27               7.125          4/6/09         434,645     1,101,475
Carl G. Schmidt           10,000(4)           3               9.688        12/16/08          60,924       154,394
Mamdouh Ashour             7,500(4)           2               9.688        12/16/08          45,693       115,795

(1) One-third of the options vest and become exercisable each successive year after grant, commencing March 9, 2000.

(2)  Cancelled effective 30 days after Mr. Whitaker's resignation.

(3) One-third of the options vest and become exercisable each successive year after grant, commencing April 6, 2000.

(4) One-third of the options vest and become exercisable each successive year after grant, commencing December 16, 1999.

The following table shows stock option exercises by the Named Executive Officers during fiscal 1999. In addition, this table includes the number of shares remaining covered by both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of October 1, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the October 1, 1999 closing price of the Class A common stock of $8.94.

                  AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND
                       FISCAL 1999 YEAR-END OPTION VALUES

                                                          Number of Securities           Value of Unexercised
                                                         Underlying Unexercised              In-the-Money
                          Shares                           Options at 10/1/99             Options at 10/1/99
                         Acquired         Value       ------------------------------- ------------------------------
Name                    on Exercise      Realized      Exercisable    Unexercisable    Exercisable   Unexercisable
--------------------- ---------------- -------------- --------------- --------------- -------------- ---------------
Helen P.
  Johnson-Leipold           --             $  --           5,000          85,000           $--         $69,275
R. C. Whitaker              --                --              --              --            --              --
Patrick J. O'Brien          --                --              --          97,000            --         176,055
Carl G. Schmidt             --                --          75,333          11,667            --              --
Mamdouh Ashour              --                --          46,500          10,000            --              --


Total Shareholder Return

The graph below compares on a cumulative basis the yearly percentage change since September 30, 1994 in (a) the total return to shareholders on the Class A common stock with (b) the total return on the Nasdaq Stock Market-U.S. Index and
(c) the total return on a self-constructed peer group index. The peer group consists of the Company, K2, Inc., Brunswick Corporation, The Coleman Company, Inc., and Huffy Corporation. The graph assumes $100 was invested on September 30, 1994 in Class A common stock, the Nasdaq Stock Market-U.S. Index, the Russell 2000 Index and the peer group index.

                               [GRAPHIC OMITTED]

                       9/30/94   9/29/95  9/27/96  10/3/97  10/2/98  10/1/99

Johnson Worldwide
 Associates            $100.00    $90.57   $53.77   $64.15   $32.08   $33.73
Nasdaq Market Index     100.00    122.04   140.99   193.64   196.66   316.63
Russell 2000 Index      100.00    123.37   139.71   186.04   150.66   177.11
Peer Group              100.00    102.40   110.80   150.49    69.87    99.52


Agreements with Named Executive Officers

In  March  1999,  the  Company  entered  into a  separation  agreement  with Mr.
Whitaker, the Company's former President and Chief Executive Officer. Pursuant to the terms of this agreement, Mr. Whitaker resigned from all positions with the Company and its subsidiaries as of March 9, 1999. The Company agreed to (i) make outplacement services available for a one-year period, (ii) pay Mr. Whitaker $526,000 over a twelve-month period and (iii) vest 833 shares of restricted stock awarded to Mr. Whitaker under the 1994 Long-Term Stock Incentive Plan. Under this agreement, Mr. Whitaker agreed not to be employed by, or affiliated with, certain competitors of the Company during the period beginning on his resignation date and ending March 9, 2000 (the "Restricted Period") and, among other things, not to solicit for employment any person employed by the Company during the Restricted Period. Mr. Whitaker also agreed to a confidentiality arrangement during the Restricted Period and for two years thereafter and released the Company from any and all liability. In the event that Mr. Whitaker violates the terms of the agreement, the Company is entitled to withhold and terminate all payments and benefits provided under the agreement and recover from Mr. Whitaker all payments and benefits previously provided to him thereunder.


                     AMENDMENT TO ARTICLES OF INCORPORATION
                            TO CHANGE NAME of Company

The Board of Directors proposes and recommends that the shareholders approve an amendment (the "Name Change Amendment") to Article 1 of the Company's Articles of Incorporation to change the name of the Company from "Johnson Worldwide Associates, Inc." to "Johnson Outdoors Inc." The terms of the Name Change Amendment are set forth in Appendix A to this Proxy Statement. The name change is intended to better reflect the nature of the Company's business. Changing the Company's name does not alter any of the rights of shareholders.

The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the Name Change Amendment. Any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the Name Change Amendment.

The Board of Directors recommends a vote "FOR" the Name Change Amendment. Shares of common stock represented by executed but unmarked proxies will be voted "FOR" such amendment.

                       2000 LONG-TERM STOCK INCENTIVE PLAN


General

The purpose of the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "2000 Plan") is to enhance the ability of the Company and its affiliates to attract and retain employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value. In addition, the 2000 Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

The Company currently has in effect the 1994 Long-Term Stock Incentive Plan (the "1994 Plan") and the 1986 Stock Option Plan. As of November 1, 1999, approximately 183,468 shares of Class A common stock remained available for the granting of additional awards under these plans. To allow for future equity-based compensation awards to be made by the Company to its employees, the 2000 Plan was adopted by the Board of Directors on December 13, 1999 and became effective as of that date, subject to approval of the Plan by the shareholders of the Company within twelve months of such effective date. The 1994 Plan and the 1986 Stock Option Plan will be terminated, except as to outstanding options, upon approval of the 2000 Plan by the shareholders.

The following summary description of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan.


Administration

The 2000 Plan is required to be administered by a committee of the Board (the "Committee") consisting of not less than two members of the Board who are not employees of the Company. If at any time the Committee is not in existence, the Board will administer the 2000 Plan. The Stock Committee will serve as the administrator of the 2000 Plan. Among other functions, the Committee has the authority to establish rules for the administration of the 2000 Plan; to select the employees of the Company and its affiliates to whom awards will be granted; to determine the types of awards to be granted to employees and the number of shares covered by such awards; to set the terms and conditions of such awards; and to cancel, suspend and amend awards granted to employees to the extent authorized under the 2000 Plan. Except as otherwise provided in the 2000 Plan, determinations and interpretations with respect thereto and any award agreements thereunder will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties. Any employee of the Company or any affiliate, including any executive officer or employee-director of the Company, is eligible to receive awards under the 2000 Plan. In addition, consultants and advisors to the Company will be eligible to receive nonqualified stock options under the 2000 Plan. Approximately 59 employees currently would be eligible to participate in the 2000 Plan.


Awards under the 2000 Plan; Available Shares

The 2000 Plan authorizes the granting to employees of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options; (b) stock appreciation rights ("SARs"); and (c) stock awards that give a participant the right to receive a specified number of shares or a cash equivalent payment. The 2000 Plan provides that up to a total of 600,000 shares of Class A common stock will be available for the granting of awards. The aggregate number of shares that can be awarded to any one participant during any fiscal year of the Company shall not exceed 200,000 shares. No more than 100,000 shares can be granted as stock awards and stock appreciation rights. If any shares subject to awards granted under the 2000 Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be available for the granting of new awards under the 2000 Plan.


Terms of Awards

Options. The exercise price per share of Class A common stock subject to an option granted under the 2000 Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Class A common stock on the date of grant. The term of an option granted under the 2000 Plan will be as determined by the Committee, but cannot exceed ten years. Options granted under the 2000 Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options will be exercised by payment in full of the exercise price, either in cash or (at the discretion of the Committee) in whole or in part by tendering, either by actual delivery of shares or by attestation, shares of Class A common stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the 2000 Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

SARs. An SAR granted under the 2000 Plan will confer on the holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of Class A common stock on the date of exercise over (b) the grant price of the SAR as specified by the Committee. The grant price of an SAR under the 2000 Plan will not be less than the fair market value of a share of Class A common stock on the date of grant or, if the Committee so determines, in the case of any SAR granted in tandem with or in substitution for another award granted under the 2000 Plan, on the date of grant of such other award. The grant price, term, methods of exercise, methods of settlement (including whether the holder of an SAR will be paid in cash, shares of Class A common stock or other consideration), and any other terms and conditions of any SAR granted under the 2000 Plan will be determined by the Committee.

Stock Awards. A stock award will give the holder the right to receive a specified number of shares of Class A common stock or a cash equivalent payment or a combination thereof, subject to the terms and conditions of the award, which may include forfeitability contingencies based on continued employment with the Company or on meeting specified performance criteria or both. The Committee will determine the terms and conditions of an award including any restriction or performance period, any performance goals or targets, the proportion of payments, if any, to be made for performance at specified performance levels and the restrictions, if any, applicable to any shares received upon payment. A stock award may be in the form of shares or share units. The Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to shares subject to restrictions, if the Committee determines that conditions so warrant.

Notwithstanding the foregoing, if the Committee determines that an award is intended to qualify as "performance-based compensation," under Section 162(m) of the Internal Revenue Code, the award will be conditioned on the achievement of one or more of the following performance goals or targets, as determined by the
Committee: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes and/or economic value added. For awards intended to be performance-based compensation, the Committee will not have discretion to increase the amount of compensation payable that would otherwise be due upon the participant's attainment of the performance goals or targets.

Adjustments

In the event of any stock dividend or other distribution, stock split, merger, consolidation, spin-off or exchange of shares of Class A common stock subject to the 2000 Plan or any other change affecting the Class A common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2000 Plan, then the Committee will generally have the authority, in such manner as it deems equitable, to adjust (1) the number and type of shares of stock that may be issued under the 2000 Plan, (2) the number and type of shares of stock subject to outstanding awards, and (3) the grant, purchase or exercise price with respect to any award.

Limits on Transferability

No award granted under the 2000 Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Committee, a Participant may (i) designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under the Plan upon the Participant's death and (ii) transfer an Award.

Amendment and Termination

The Board may amend, suspend or terminate the 2000 Plan at any time, except that no such action may (unless otherwise provided in the 2000 Plan) adversely affect any award granted and then outstanding without the approval of the respective participant.

Withholding

The Company will have the right to reduce the number of shares or amount of cash payable under an award by the amount necessary to satisfy any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit withholding obligations arising with respect to awards under the 2000 Plan to be settled with shares of Class A common stock, including shares of Class A common stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the 2000 Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Class A common stock.

Change in Control

In order to preserve a participant's rights under an award in the event of a Change in Control (as defined below) of the Company, the Committee in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the award; (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable; (iii) adjust the terms of the award; (iv) cause the award to be assumed, or new rights substituted therefor, by another entity; or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. For purposes of the 2000 Plan, a Change in Control will be deemed to have occurred if the Johnson Family at any time fails to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company.

Certain Federal Income Tax Consequences

Stock Options. The grant of a stock option under the 2000 Plan will create no income tax consequences to the employee or the Company. A employee who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. A subsequent disposition of the Class A common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Class A common stock had been held for more than one year from the date of exercise.

In general if a employee holds the shares of Class A common stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, the employee will recognize no income or gain as a result of exercise (except that the alternative minimum tax may apply). Any gain or loss realized by the employee on the disposition of the Class A common stock will be treated as a long-term capital gain or loss. No deduction will be allowed to the Company. If either of these holding period requirements is not satisfied, the employee will recognize ordinary income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition or (ii) the difference between the exercise price and the fair market value of the shares of Class A common stock on the date of exercise. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. Any additional gain realized by the employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Class A common stock had been held for more than one year from the date of exercise.

Stock Appreciation Rights. The grant of an SAR will create no income tax consequences for the employee or the Company. Upon exercise of an SAR, the employee will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Class A common stock or other property received, except that if the employee receives an option, shares of restricted stock, performance shares or performance units upon exercise of an SAR, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the employee.

Stock Awards. If a stock award is granted in the form of restricted stock, the employee will not recognize income upon the award of restricted stock under the 2000 Plan unless the election described below is made. However, an individual who has not made such an election will recognize ordinary income at the end of the applicable restriction period in an amount equal to the fair market value of the restricted stock at such time. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the end of the applicable restriction period will result in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the end of the applicable restriction period). Dividends paid in cash and received by a participant prior to the end of the applicable restriction period will constitute ordinary income to the participant in the year paid. The Company will be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A employee may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

For stock awards granted in the form of performance units or performance shares, the grant will create no income tax consequences for the employee or the Company. Upon the receipt of cash, shares of Class A common stock or other property at the end of the applicable performance period, the employee will recognize ordinary income equal to the amount of any cash and the fair market value of any shares or other property received, except that if the employee receives an option, shares of restricted stock or SARs in payment of performance shares or performance units, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the employee.

Future Awards

No awards have been made to date under the 2000 Plan. The Company cannot currently determine the awards that may be granted in the future to employees under the 2000 Plan. Such determinations will be made from time to time by the Committee. During 1999, certain awards were granted to employees under the Company's 1994 Plan. Stock options and restricted stock granted under the 1994 Plan to the named executive officers during 1999 are disclosed under the caption "Executive Compensation." During 1999, options to purchase a total of 214,500 and 138,500 shares were granted to all executive officers and all other employees as a group, respectively, under the 1994 Plan at average per share exercise prices ranging from $7.13 to $9.69.

On December 13, 1999, the last reported sales price per share of the Class A common stock on The Nasdaq Stock Market(R)was $7.56.


Vote Required

The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the 2000 Plan; provided that a majority of the outstanding shares of the Company's stock are voted on the proposal. Assuming such proviso is met, any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

The Board recommends a vote "FOR" the 2000 Plan. Shares of Common Stock represented at the Annual Meeting by executed but unmarked proxies will be voted "FOR" the 2000 Plan, unless a vote against the 2000 Plan or to abstain from voting is specifically indicated on the proxy.

                 AMENDMENT OF JOHNSON WORLDWIDE ASSOCIATES, INC.
                       1987 EMPLOYEES' STOCK PURCHASE PLAN


General

The proposed amendment to the Johnson Worldwide Associates, Inc. 1987 Employees' Stock Purchase Plan (the "1987 Plan") would change the eligibility provision to exclude participation by certain highly compensated employees.

The 1987 Plan was originally adopted by the Board of Directors on December 11, 1987 and approved by the shareholders on January 28, 1988. The Board of Directors approved the amendment to the 1987 Plan on December 13, 1999, subject to shareholder approval.


Purpose

The purpose of the 1987 Plan is to provide employees of the Company and its subsidiaries with the opportunity to purchase shares of Class A common stock and thereby share in the ownership of the Company.


Administration

The 1987 Plan is required to be administered by a committee of the Board (the "Committee") consisting of not less than two directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act. The Stock Committee currently serves as the administrator of the 1987 Plan. Among other functions, the Committee has authority to establish the terms and conditions for grants of purchase rights and adopt such rules or regulations which may be necessary or advisable for the operation of the 1987 Plan.


Stock Subject to Plan

The 1987 Plan reserves 90,000 shares of Class A common stock for issuance under the 1987 Plan, subject to appropriate adjustment in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. As of December 13, 1999, 46,875 shares remained available for future grants of purchase rights.


Eligibility

The 1987 Plan currently provides that all full-time employees of corporations (from the group consisting of the Company, its parent and subsidiary corporations) designated by the Committee may participate in the 1987 Plan (approximately 980 persons), other than highly compensated employees who participate in the 1994 Plan. No employee may participate if he would own, directly or indirectly, 5% or more of the total combined voting power or value of all classes of Company stock. The proposed amendment would change the exception to prohibit participation by any highly compensated employee who is a president, vice president or director level employee. The proposed change in eligibility will provide a greater opportunity for employees other than executive and senior officers to purchase shares of Class A common stock. Opportunities for stock ownership are provided to executive and senior officers under the 1994 Plan and the proposed 2000 Plan. Moreover, limiting executive and senior officers opportunities for stock ownership to incentive based plans such as the 2000 Plan is consistent with the Company's overall compensation philosophy for executive and senior officers that a significant portion of total compensation should be based on performance based incentive compensation.


Awards Under the 1987 Plan

Rights to purchase a maximum of 250 shares (unless otherwise determined by the Committee) will be granted to eligible employees on such dates as may be determined by the Committee. The purchase price per share will be the lesser of either 85% of the fair market value of the Class A common stock on the first day of the offer and 85% of the fair market value of the Class A common stock at the end of the Purchase Period (as defined below). The Committee may specify the aggregate number of shares of Class A common stock available for purchase by all eligible employees during a Purchase Period.


Exercise

All purchase rights are exercisable, in whole or in part, at any time during the 30-day period following the date of grant (the "Purchase Period"); provided, however, that no employee may exercise his purchase rights for less than the minimum number of shares designated by the Committee and provided, further, that an exercise will not be effective until the last day of the Purchase Period. Each purchase right granted under the 1987 Plan will expire at the end of the Purchase Period.

In the event the employees exercise rights to purchase an aggregate number of shares in excess of the maximum number available during a Purchase Period, the Committee may adjust the number of shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Committee may establish.

Termination and Amendment

The 1987 Plan will terminate on such date as may be determined by the Board of Directors. The Board of Directors may amend or terminate the 1987 Plan, provided that unless approved by the shareholders, no amendment will (i) increase the maximum number of shares of Class A common stock which may be purchased under the 1987 Plan, except as permitted by the anti-dilution provisions of the 1987 Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the 1987 Plan.


Limits on Transferability

Purchase rights are not transferable other than by will or the laws of descent and distribution and are exercisable during an employee's lifetime only by the employee. In the event of termination of employment of an employee, all rights of the employee under the 1987 Plan will terminate.


Federal Income Tax Consequences

No income is recognized by an employee on the grant or exercise of a purchase right granted under the 1987 Plan. If the shares acquired upon exercise are held for at least two years from the date of grant and one year from the date of exercise, or in the event of the employee's death (whenever occurring) while owning the shares, the lessor of the discount portion of the option price (discount from fair market value at time of grant) or the actual gain will be ordinary income (however, the Company will not be allowed a deduction for this amount); any excess will be a long-term capital gain (in the case of a sale) or eligible for a step-up in basis in accordance with rules normally applicable with respect to stock held by a decedent on death. If the stock is disposed of prior to the expiration of the above holding periods (other than on account of death), the excess of the fair market value at the time of exercise over the option price will be treated as ordinary income to the employee and the Company will be allowed a deduction in this amount. Any additional gain is a long-term or short-term capital gain depending on the holding period. If the amount realized on the sale is less than the fair market value at the time of exercise, the amount of ordinary income (and amount deductible by the Company) is limited to the amount of gain realized.


Future Grants

If the proposed amendment regarding the change in eligibility is approved, it is anticipated that none of the Company's executive and senior officers, including the named executive officers, will participate in the 1987 Plan. It is presently anticipated that all other employees will be given the opportunity to purchase shares under the 1987 Plan in 2000.

On December 13, 1999, the last reported sales price per share of the Class A common stock on The Nasdaq Stock Market(R)was $7.56.


Vote Required

The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendments to the 1987 Plan; provided that a majority of the outstanding shares of the Company's stock are voted on the proposal. Assuming such proviso is met, any shares not voted at the meeting (whether by broker non-votes or otherwise, except abstention) have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

                              CERTAIN TRANSACTIONS

The Company purchases certain services from S. C. Johnson & Son, Inc. and other organizations controlled by Samuel C. Johnson, a director of the Company, and the Johnson Family (including Helen P. Johnson-Leipold, Chairman and Chief Executive Officer and a director of the Company) including consulting and administrative services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during the year ended October 1, 1999 was approximately $415,000.


                              INDEPENDENT AUDITORS

KPMG LLP ("KPMG") served as the independent auditors for the purpose of auditing the consolidated financial statements of the Company for the year ended October 1, 1999. Representatives of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Board of Directors will not choose independent public accountants for the purpose of auditing the consolidated financial statements of the Company for the year ending September 29, 2000 until after the 2000 Annual Meeting of Shareholders.


                              SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for presentation at the 2001 Annual Meeting of Shareholders must be received at the offices of the Company, 1326 Willow Road, Sturtevant, Wisconsin 53177 by August 19, 2000 for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise intends to present business at the 2001 Annual Meeting of Shareholders must comply with the requirements set forth in the Company's Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2001 Annual Meeting of Shareholders but do not intend to have included in the Company's proxy statement and form of proxy for such meeting) prior to the close of business on November 27, 2000 (assuming a January 25, 2001 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2001 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2001 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for the 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. The 2001 Annual Meeting of Shareholders is tentatively scheduled to be held on January 25, 2001.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and more than 10% shareholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended October 1, 1999, all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis.


                                  OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended October 1, 1999. This Form 10-K will be bound with the Company's 1999 Annual Report to Shareholders and mailed to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Other requests for copies of the Form 10-K should be addressed to the Secretary, Johnson Worldwide Associates, Inc., 1326 Willow Road, Sturtevant, Wisconsin 53177 or via the internet to: cschmidt@jwa.com.

The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock of the Company.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

                                      By Order of the Board of Directors




                                      Carl G. Schmidt
                                      Senior Vice President and Chief
                                      Financial Officer, Secretary and Treasurer

                                                                      Appendix A




                            PROPOSED AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                       JOHNSON WORLDWIDE ASSOCIATES, INC.



                  Proposed additions and deletions effected by the Name Change Amendment are in bold type and indicated by overstriking, respectively.
EDGAR:  Deletions are in brackets.


                                    ARTICLE I

     The name of the Corporation shall be [Johnson Worldwide Associates, Inc.] Johnson Outdoors Inc.

                              Johnson Outdoors Inc.
                       2000 Long-Term Stock Incentive Plan


Section 1:     Purpose

The purpose of the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan") is to enhance the ability of Johnson Outdoors Inc. (the "Company") and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

Section 2:     Definitions

As used in the Plan, the following terms have the respective meanings set forth below:

(a) Affiliate means any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company or any entity in which the Company has a significant equity interest as determined by the Committee.

(b) Award means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

(c)  Board means the Board of Directors of the Company.

(d)  Code means the Internal Revenue Code of 1986, as amended from time to time.

(e) Committee means a committee selected by the Board to administer the Plan which shall be composed of not less than two members of the Board who are not employees of the Company.

(f)  Common  Stock  means  the  Class A Common  Stock,  $.05 par  value,  of the
     Company.

(g) Company means Johnson Outdoors Inc., a corporation established under the laws of the State of Wisconsin, and its Affiliates.

(h) Fair Market Value means, with respect to Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a public market, Fair Market Value means the average of the high and low sale prices of a share of Common Stock in the over-the-counter market on the specified date, as reported by the Nasdaq Stock Market (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low sale prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(i) Incentive Stock Option, or ISO, means an option to purchase Shares granted under Section 7(b) of the Plan that is intended to meet the requirements of
     Section 422 of the Code or any successor provision.

(j) 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

(k) Nonqualified Stock Option, or NQSO, means an option to purchase Shares granted under Section 7(b) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(l) Participant means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

(m) Reporting Person means an individual who is subject to Section 16 under the 1934 Act or any successor rule.

(n)  Shares means shares of Common Stock of the Company.

(o) Stock Appreciation Right, or SAR, means any right granted under Section 7(c) of the Plan.

(p)  Stock Award means an award granted under Section 7(d) of the Plan.

(q)  Stock  Option  means an  Incentive  Stock  Option or a  Nonqualified  Stock
     Option.

Section 3:     Effective Date and Term of Plan

The Plan shall be effective as of December 13, 1999, subject, however, to the approval of the Plan by the shareholders of the Company within twelve (12) months of such effective date. No Awards may be made under the Plan after December 13, 2009, or earlier termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 4:     Administration

The Plan shall be administered by the Committee. If at any time the Committee shall not be in existence, the Board shall administer the Plan, and in such case, all references to the Committee herein shall include the Board.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards, or other property or cancelled, forfeited or suspended to the extent permitted in Section 9 of the Plan, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate. To the extent permitted by applicable law and the provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons. To the extent the Committee has delegated any of its authority and responsibility hereunder to another person or persons, references to the Committee herein shall include such other person or persons as appropriate.

Section 5:     Eligibility

Any Company employee shall be eligible to receive an Award under the Plan. In addition, consultants and advisors to the Company shall be eligible to receive Nonqualified Stock Options under Section 7(b) of the Plan, provided that bona fide services are rendered by such consultants or advisors and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

Section 6:     Stock Available for Awards

(a) Common Shares Available. Subject to adjustment as provided in Section 6(c) below, the maximum number of Shares available for Awards under the Plan shall be 600,000.

(b) Share Usage Limits. For the period that the Plan is in effect the aggregate number of Shares that shall be granted as Stock Awards and Stock Appreciation Rights shall not exceed 100,000 Shares. Additionally, the aggregate number of Shares that could be awarded to any one Participant of the Plan during any fiscal year of the Company shall not exceed 200,000 Shares. In all cases, determinations under this Section 6(b) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulation promulgated hereunder.

(c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of Shares that may be issued under the Plan, that may be issued as Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of Shares covered by each outstanding Award made under the Plan; and (iii) the exercise, base or purchase price per Share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the Plan.

(d) Common Stock Usage. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan. Notwithstanding the foregoing, in the event of the cancellation of an Award with respect to a Participant to whom Section 162(m) of the Code applies, the Shares subject to such cancelled Award shall continue to be counted against the maximum number of Shares which may be granted to the Participant under the Plan.

Section 7:     Awards

(a) General. The Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

(b) Stock Options. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Company with the terms and conditions as set forth below and with such additional terms and conditions as the Committee shall determine.

     The Committee shall establish the purchase price per Share under the Stock Option at the time each Stock Option is awarded, provided that the price shall not be less than 100% of the Fair Market Value on the date of award. Stock Options may be in the form of ISOs or NQSOs. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code); provided that to the extent such limit is exceeded, the ISO's shall automatically be deemed to be NQSOs.

     The term of each Stock Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant. A Stock Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. Except as provided below, payment of the exercise price of a Stock Option shall be made at the time of exercise in cash or such other forms as the Committee may approve, including by tendering, by either actual delivery of shares or by attestation, shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

(c) Stock Appreciation Rights (SARs). An SAR grant shall confer on a Participant the right to receive, upon exercise, an amount determined by multiplying: (i) the positive difference, if any, between the Fair Market Value of a Share on the date of exercise and the base price of the SAR contained in the terms and conditions of the Award by (ii) the number of Shares with respect to which the SAR is exercised. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares or combination thereof), and any other terms and conditions of any SAR shall be determined by the Committee. Shares issued in settlement of the exercise of SARs shall be valued at their Fair Market Value on the date of the exercise. The Committee shall establish the base price of the SAR at the time the SARs are awarded, provided that the base price shall not be less than 100% of the Fair Market Value on the date of award or the exercise or payment price of the related Award if the SAR is granted in combination with or in tandem with another

     Award. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.

(d) Stock Awards. A Stock Award shall confer on a Participant the right to receive a specified number of Shares or a cash equivalent payment or a combination thereof, subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Company or on meeting specified performance criteria or both. The Committee shall determine the restriction or performance period, the performance goals or targets to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels, the restrictions, if any, applicable to any Shares awarded or received upon payment of performance shares or units, and any other terms, conditions and rights relating to a grant of Stock Awards. A Stock Award may be in the form of Shares or Share units. The Committee may also grant Stock Awards that are not subject to any restrictions. The Committee may provide that, during a performance or restriction period, a Participant shall be paid cash amounts, with respect to each Stock Award held by such Participant, in the same manner, at the same time and in the same amount paid, as a cash dividend on a Share. Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to Shares subject to restrictions, if the Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

     Notwithstanding the foregoing, the Committee may designate whether any such Award is intended to qualify as "performance-based compensation" within the meaning of Code Section 162(m) ("Performance-Based Compensation"). Any Award designated as Performance-Based Compensation shall be conditioned on the achievement of one or more of the following performance goals or targets, as selected by the Committee: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes and/or economic value added. For Awards intended to be Performance-Based Compensation, the grant of such Award and the establishment of the performance goal(s) or target(s) shall be made during the period required under Code Section 162(m), and the Committee shall not have discretion to increase the amount of compensation payable that would otherwise be due upon the Participant's attainment of the performance goal(s) or target(s).

Section 8:     General Provisions Applicable to Awards

(a) No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Committee.

(b) Transferability and Exercisability. No Award subject to the Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Committee, a Participant may (i) designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under the Plan upon the Participant's death and (ii) transfer an Award.

(c) General Restrictions. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval have been effected or obtained free of any conditions not acceptable to the Committee.

(d) Grant Terms and Conditions. The Committee shall determine the provisions and duration of grants made under the Plan, including the option prices for all Stock Options, the base prices for all SARs, the consideration, if any, to be required from Participants for Stock Awards, and the conditions under which a Participant will retain rights under the Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

(e) Tax Withholding. The Company shall have the right, upon issuance of Shares or payment of cash in respect of an Award, to reduce the number of Shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit Shares including previously acquired Shares and Shares that are part of, or are received upon exercise of the Award, to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

(f) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements in such form (consistent with the terms of the Plan) or such other appropriate documentation as shall be approved by the Committee. The Committee need not require the execution of any instrument or acknowledgement of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(g) Settlement. Subject to the terms of the Plan and any applicable Award agreement, the Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

(h) Change in Control. In order to preserve a Participant's rights under an Award in the event of a Change in Control (as defined below) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. For purposes of this Plan, a Change in Control shall be deemed to have occurred if the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. Johnson Family shall mean at any time, collectively, Samuel C. Johnson, his wife and their children and grandchildren, the executor or administrators of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.

Section 9:     Miscellaneous

(a) Plan Amendment. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in the Plan) adversely affect any Award granted and then outstanding under the Plan without the consent of the respective Participant.

     The Committee may, in whole or in part, waive any conditions or other restrictions with respect to, and may amend, alter, suspend, discontinue or terminate any Award granted under the Plan to a Participant, prospectively or retroactively, but no such action shall impair the rights of a Participant without his or her consent, except as otherwise provided herein.

(b) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

(c) No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

(d) No Fractional Shares. No fractional shares or other securities shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

(e) Other Company Benefit and Compensation Programs. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

(f) Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). The Plan shall not create any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(g) Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

(h) Governing Law. The validity, construction and effect of the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                       1987 EMPLOYEES' STOCK PURCHASE PLAN

1.             Purpose.

The Johnson Worldwide Associates, Inc. 1987 Employees' Stock Purchase Plan (the "Plan") has been established by Johnson Worldwide Associates, Inc., a Wisconsin corporation (the "Company"), to allow employees of the Company and its subsidiaries to purchase shares of Class A Common Stock of the Company ("Company Shares") and thereby share in the ownership of the Company. The Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.             Company Shares Available for Purchase.

Subject to adjustment, in accordance with Paragraph 13, the maximum number of Company Shares which may be purchased pursuant to the Plan shall be 150,000. Company Shares issued under the Plan may be authorized and unissued shares or treasury shares of the Company.

3.             Administration.

The Plan shall be administered by a committee of the Board of Directors of the Company consisting of not less than two (2) directors appointed for such purpose (the "Compensation Committee"). The members of the Compensation Committee shall not, during the one-year period preceding their appointment to the Compensation Committee or during such service, have been granted or awarded any equity securities, purchase rights or options pursuant to the Plan or any other plan of the Company or its subsidiaries, except as otherwise permitted for "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision. A majority of the members of the Compensation Committee shall constitute a quorum. All determinations of the Compensation Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Compensation Committee shall be fully as effective as it if had been made by a unanimous vote at a meeting duly called and held.

In accordance with the provisions of the Plan, the Compensation Committee shall establish such terms and conditions for the grants of purchase rights as the Compensation Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms. The Compensation Committee, in its discretion, may appoint an individual (the "Plan Administrator") to assist the Compensation Committee in corresponding with employees, with record keeping and in performing other administerial type functions in connection with the Plan; provided, however, that the Plan Administrator shall exercise no discretion with respect to the interpretation of the Plan or the of rights to purchase Company Shares pursuant to the

Plan. The interpretation of any provision of the Plan by the Compensation Committee and any determination on the matters referred to in this paragraph shall be final.

4.             Eligibility.

From time to time the Compensation Committee shall designate from the group consisting of the Company, its parent and subsidiary corporations (which may include corporations having become a parent or subsidiary of the Company after the effective date of the Plan), the corporations whose employees may participate in the Plan (a "Designated Corporation"). On any date as of which a determination of eligibility is made, the term "Eligible Employee" shall mean a "full-time" employee of a Designated Corporation who is of legal age for the purpose of executing a binding contract not subject to disaffirmance in the state of his residence, other than a "highly compensated employee" who is a president, vice president or director level employee of a Designated Corporation. For purposes of the Plan, (a) "full-time" employee of a Designated Corporation means an employee thereof who customarily works at least 20 hours per week and more than five months per calendar year, (b) "subsidiary" and "parent" have the meanings given such terms in Section 425 of the Code, and (c) "highly compensated employee" has the meaning given to such term in Section 414(q) of the Code.

5.             Grant of Purchase Rights.

In the discretion of the Compensation Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the "Grant Date"), each employee who is then an Eligible Employee of a Designated Corporation shall automatically be granted the right to purchase a maximum of 250 Company Shares. In its discretion, the Compensation Committee may change the maximum number of Company Shares available for purchase by each Eligible Employee; provided that the maximum number of shares available for purchase shall be the same for all Eligible Employees and all Eligible Employees shall have the same rights and privileges with respect to the purchase of Company Shares under the Plan. However, nothing contained herein shall require the Compensation Committee to cause any purchase rights to be granted hereunder during any calendar year and the Compensation Committee may, in connection with any grant of rights, specify the maximum number of Company Shares in the aggregate available for purchase by all Eligible Employees during any Purchase Period (the "Maximum Number of Purchase Period Company Shares").

Each purchase right shall be exercisable during the 30-day period following the Grant Date (such period is hereinafter referred to as the "Purchase Period"), subject to the limitations provided in paragraphs 2 and 8. In the event the Compensation Committee decides to cause any purchase rights to be granted under the Plan, the Company shall send to each Eligible Employee a written notice specifying the Grant Date and the terms and conditions of the right, including the purchase price per share of Company Shares subject to such right. No Company Shares may be issued pursuant to the exercise of purchase rights after the maximum number of Company Shares provided for in paragraph 2 has been purchased. Each purchase right granted pursuant to this paragraph 5 shall expire at 12:00 P.M., 30 days after the Grant Date.

6.             Exercise of Purchase Rights.

Subject to the limitations elsewhere in the Plan, including the limitations on exercise set forth in paragraph 8, employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period; provided, however, that no employee shall be entitled to exercise his purchase rights for less than the Applicable Minimum Number, as defined below, of Company Shares. Employees wishing to exercise their rights to purchase Company Shares granted under the Plan shall make applications on forms prescribed by the Compensation Committee, which forms shall be deemed to include the full terms and conditions of the Plan. Each application to purchase Company Shares shall be accompanied by payment in full to the Company, in cash or its equivalent, of the purchase price for such Company Shares. An application on the prescribed form, properly completed and accompanied by the required payment, shall be deemed to be accepted as of the last day of the Purchase Period, subject to adjustment in the number of Company Shares which may be purchased by the Eligible Employee as provided for pursuant to this paragraph
6. Notwithstanding the foregoing, no application shall be accepted unless received by the Plan Administrator or postmarked, if delivered by mail, on or before the last day of the Purchase Period. For purposes of this paragraph 6, the "Applicable Minimum Number" of Company Shares which may be purchased during a Purchase Period shall be such number of shares as the Compensation Committee, in its discretion, may determine.

If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrator, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of:

          (a) the Applicable Minimum Number of Company Shares; and

          (b) a pro rata portion of the Company Shares available after satisfying each employee's minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

Notwithstanding any other provisions in this paragraph 6, the Compensation Committee may adjust the number of Company Shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Compensation Committee may establish.

7.             Purchase Price.

The purchase price per share of each purchase right granted under the Plan shall be the lesser of (a) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share on the Grant Date and (b) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share at the end of the Purchase Period. Unless otherwise determined by the Compensation Committee, the fair market value of a Company Share shall be the closing price of a Company Share in the over-the-counter market on the trading date preceding the specified date, as reported by the Nasdaq National Market (or if such day is a day for which no closing price for a Company Share is so set forth, the next preceding day for which a closing price is so set forth). Notwithstanding the foregoing, the purchase price per share of a Company Share shall in no event be less than the par value of a Company Share.

8.             Individual Limitation.

No employee shall be granted the right to purchase any Company Shares hereunder if such employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or any parent of the Company. For purposes of this 5% limitation, an employee will be considered as owning all stock which the employee may purchase under any outstanding right or option, regardless of the characterization and treatment of such right or option under the Code, and a right or option will be considered outstanding even though under its terms it may be exercised only in installments or only after the expiration of a fixed period of time. An employee will be considered as owning stock attributable to him pursuant to Section 425(d) of the Code. Moreover, no employee may be granted a right to purchase Company Shares under the Plan which permits such employee's rights to purchase stock under the Plan and all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time. The right to purchase Company Shares shall be deemed to accrue when the right or option (or any part thereof) first becomes exercisable during the calendar year.

9.             Limitations on Exercise of Purchase Rights.

Purchase rights granted under the Plan shall not become exercisable until such time as the Company Shares which may be issued pursuant to the Plan (i) have been registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state and foreign securities laws; or (ii) in the opinion of the Company's counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

10.            Stock Certificates.

Certificates covering the Company Shares purchased under the Plan shall be issued as soon as reasonably practicable after the last day of the Purchase Period. The Company will pay all stamp taxes and the like, and all fees, in connection with such issue.

11.            Nontransferability of Purchase Rights.

An employee's right to exercise purchase rights under the Plan shall not be transferable by such employee and may be exercised only by the employee. An employee's right to exercise purchase rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

12.            Termination of Employment.

In the event of termination of employment of an employee, whether on account of death, discharge, resignation or any other reason, all rights of the employee to exercise purchase rights under the Plan shall terminate.

13.            Adjustments.

In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Compensation Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the Plan, and the number of Company Shares covered by, and the purchase price under, each outstanding purchase right, and such other changes in the Plan and outstanding purchase rights as the Compensation Committee may deem appropriate under the circumstances. No rights to purchase a fractional Company Share shall result from any such change.

14.            Restrictions on Stock Transferability.

The Compensation Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

15.            Amendment/Termination.

The Board of Directors may amend or terminate the Plan at any time, but any such amendment or termination (other than an adjustment contemplated by paragraph 13) shall not affect purchase rights outstanding at the time thereof; provided, however, that the Board of Directors may not, without the approval of the shareholders of the Company, amend the Plan to (i) increase the maximum number of Company Shares which may be purchased pursuant to the Plan (except as provided in paragraph 13); (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the Plan.

16.            Applicable Law.

The Plan shall, to the extent not inconsistent with applicable federal law, be construed under the laws of the State of Wisconsin.

17.            Effective Date.

The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the shareholders within twelve months of such effective date. Purchase rights may be granted prior to such approval, provided that such purchase rights shall be subject to such approval and shall not be exercised until after such approval.

Amended December 13, 1999

CLASS A COMMON STOCK              PROXY

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 17, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       JOHNSON WORLDWIDE ASSOCIATES, INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and CARL G. SCHMIDT, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Worldwide Associates, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Thursday, February 17, 2000, 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


             JOHNSON WORLDWIDE ASSOCIATES, INC. 2000 ANNUAL MEETING

1.  ELECTION OF DIRECTORS               [ ] FOR all nominees  [ ]  WITHHOLD
    By Holders of Class A Common Stock      listed to the          AUTHORITY to
                                            left (except as        vote for all
                                            specified  below).     nominees
         1- Glenn N. Rupp                                          listed to the
                                                                   left.
         2 -Terry E. London
                                          --------------------------------------
(Instructions: To withhold authority t
vote for any individual nominee, write
the number(s) of the nominee(s) in the
box provided to the right.)
                                          --------------------------------------

2.  Approval of the proposed  amendment to
    the Company's Articles of Incorporation
    to change the name of the Company from
    Johnson Worldwide Associates, Inc. to
    Johnson Outdoors Inc.                      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.  Approval of the proposed amendment to
    the Johnson Worldwide Associates, Inc.
    1987 Employees' Stock Purchase Plan to
    exclude participation by certain highly
    compensated employees.                     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.  Approval of the Johnson Outdoors Inc.
    2000 Long-Term Stock Incentive Plan.       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5.  In their discretion, the proxies are
    authorized to vote upon such other
    business as may properly come before
    the Meeting.

Check appropriate box     Date: _________________         NO. OF SHARES
Indicate changes below:                           ------------------------------
Address Change?     [ ]   Name Change?     [ ]



                                                  ------------------------------
                                                  Signature(s) in Box
                                                  Note: Please sign exactly as
                                                  your name appears on your
                                                  stock certificate.  Joint
                                                  owners should each sign
                                                  personally.  A corporation
                                                  should sign full corporate
                                                  name by duly authorized
                                                  officers and affix corporate
                                                  seal, if any.  When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, give full title as
                                                  such.

CLASS B COMMON STOCK                  PROXY

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 17, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       JOHNSON WORLDWIDE ASSOCIATES, INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and CARL G. SCHMIDT, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Worldwide Associates, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Thursday, February 17, 2000, 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


             JOHNSON WORLDWIDE ASSOCIATES, INC. 2000 ANNUAL MEETING

1.  ELECTION OF DIRECTORS                [ ] FOR all nominees  [ ] WITHHOLD
    By Holders of Class B Common Stock       listed to the         AUTHORITY
     1 - Samuel C. Johnson                   left (except as       to vote for
     2 - Helen P. Johnson-Leipold            specified below).     all nominees
     3 - Thomas F. Pyle, Jr.                                       listed to the
     4 - Gregory E. Lawton                                         left.
                                             -----------------------------------
(Instructions: To withhold authority to
vote for any individual nominee, write the
number(s) of the nominee(s) in the box
provided to the right.)
                                             -----------------------------------

6.  Approval of the proposed amendment to
    the Company's Articles of Incorporation
    to change the name of the Company from
    Johnson Worldwide Associates, Inc. to
    Johnson Outdoors Inc.                    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

7.  Approval of the proposed amendment to
    the Johnson Worldwide Associates, Inc.
    1987 Employees' Stock Purchase Plan to
    exclude participation by certain
    highly compensated employees.            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

8.  Approval of the Johnson Outdoors Inc.
    2000 Long-Term Stock Incentive Plan.     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2.  In their discretion, the proxies are
    authorized to vote upon such other
    business as may properly come before
    the Meeting.

Check appropriate box     Date: _________________         NO. OF SHARES
Indicate changes below:                           ------------------------------
Address Change?     [ ]   Name Change?     [ ]



                                                  ------------------------------
                                                  Signature(s) in Box
                                                  Note: Please sign exactly as
                                                  your name appears on your
                                                  stock certificate.  Joint
                                                  owners should each sign
                                                  personally.  A corporation
                                                  should sign full corporate
                                                  name by duly authorized
                                                  officers and affix corporate
                                                  seal, if any.  When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, give full title as
                                                  such.